Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)

J.P Morgan Securities LLC.
BNP Paribas Securities Corp.
SG Americas Securities, LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2021-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MBALT 2021-B_Prel_KPMG AUP_Data Tape v2.xlsx” provided by the Company on April 12, 2021 (the “Data File”), containing certain information related to 43,554 motor vehicle leases secured by Mercedes-Benz automobiles as of March 31, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Lease Trust 2021-B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of motor vehicles by lessees of Mercedes-Benz passenger cars and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.

•	The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Modification Letter, and various screenshots contained within ALFA and ACE.

We were instructed by the Company to perform the following agreed-upon procedures on the Leases in the Data File.

A.
We randomly selected a sample of 100 Leases from the Data File (the “Sample Leases”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Lease File (subject to the Instructions). The Specified Parties indicated that the absence of any of the Lease File documents or the inability to agree the indicated information from the Data File to the Lease File (subject to the Instructions), for each of the specified attributes constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File/ Instructions

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract

Maturity Date	Lease Contract, Modification Letter, and Instructions

New/Used	Lease Contract and Instructions

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and Instructions

Contract Residual	Lease Contract

State of Origination	ALFA and Instructions

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Model Class	Lease Contract and Instructions

Vehicle Model Year	Lease Contract

FICO Score	ACE and Instructions

2

Attributes	Lease File/ Instructions

Subvented Status	ALFA and Instructions

Co-Lessee Present Indicator	ACE

Current Delinquency Status	ALFA and Instructions

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File and Lease Files, and Instructions provided by the Company, without verification or evaluation of such information or Instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and Instructions provided by the Company, (iii) the reliability or accuracy of the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 25, 2021

3

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	231	35	11931	69	28245
2	646	36	12585	70	28334
3	888	37	12745	71	29371
4	2468	38	14263	72	29501
5	2638	39	14463	73	29546
6	2645	40	15093	74	29655
7	3063	41	15281	75	30700
8	3089	42	15346	76	31142
9	3100	43	15996	77	31896
10	3232	44	16645	78	31933
11	3400	45	16762	79	32151
12	3466	46	16880	80	33531
13	3467	47	17478	81	34902
14	3639	48	17733	82	35035
15	3664	49	18529	83	35131
16	3883	50	18772	84	36058
17	3912	51	18935	85	36119
18	4864	52	19248	86	36737
19	5152	53	19448	87	36849
20	5685	54	20597	88	37595
21	5799	55	22533	89	37682
22	5825	56	22694	90	37750
23	5909	57	23052	91	38421
24	5915	58	23217	92	38460
25	6019	59	23273	93	38478
26	6377	60	23526	94	39052
27	6691	61	23721	95	39407
28	7245	62	24675	96	39598
29	7592	63	24832	97	39674
30	8394	64	24876	98	39981
31	8419	65	25075	99	40513
32	8675	66	25315	100	43323
33	8708	67	25468
34	11282	68	25890

(*) The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Instructions

Attribute	Instructions
Maturity Date
If the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

New/Used	Consider “Pre-owned” stated on the Lease Contract to be “Used.”

Current Remaining Term (Recomputed Current Remaining Term)
Recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.         Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.        If the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term.

iii.       If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) or (ii) above, as applicable, to obtain the Current Remaining Term.

If the Sample Lease was subject to lease payment deferral (identified by a numerical value in the “O_DeferralNumber” field or a date in the “O_DeferNewRentDate” field of the Data File), subtract the number of lease payment deferrals listed on the “Customer Payments” screen in ALFA from the number of payments calculated in steps (i), (ii), or (iii) above, as applicable, to obtain the Recomputed Current Remaining Term.

State of Origination
Consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, consider the state with the most recent date to be the State of Origination.

Vehicle Model Class
If the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the Lease Contract, Compare the Vehicle Model Class stated in the “Description” line on the “Asset Details” screen in ALFA or the ”Model” line on the “Asset” screen in ALFA.

FICO Score	If the FICO Score stated in the Data File did not agree to the FICO Score listed on the ACE screen, compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

Subvented Status
Consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

•         “Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•         “N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•         “Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•         “N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

onsider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. Consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Percentage” in the “Subsidy” line on the “Miscellaneous” screen in ALFA.

Current Delinquency Status
If the Current Delinquency Status stated in the Data File did not agree to the Current Delinquency Status listed on the “Delinquency Summary” screen in ALFA, calculate the number of days delinquent as the difference between the Cutoff Date and the last invoiced date in March 2021 listed on the “Invoices & Receipts” screen in ALFA.